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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16, 2003


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                            ODYSSEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       000-33267                43-1723043
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

                      717 NORTH HARWOOD STREET, SUITE 1500
                               DALLAS, TEXAS 75201
           (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (214) 922-9711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press release dated September 16, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

On September 16, 2003, Odyssey HealthCare, Inc. (together with its subsidiaries, the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that Richard R. Burnham, the chairman and CEO of the Company, had appeared on Bloomberg television's Morning Call program and had, among other things, confirmed the Company's prior guidance for net income growth in 2003.

LIMITATION ON INCORPORATION BY REFERENCE

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ODYSSEY HEALTHCARE, INC.


Date: September 16, 2003                   By: /s/ DOUGLAS B. CANNON
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                                              Douglas B. Cannon
                                              Senior Vice President
                                              and Chief Financial Officer